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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): SEPTEMBER 30, 1999


                          AK STEEL HOLDING CORPORATION
             (Exact name of Registrant as specified in its charter)




          DELAWARE                      001-13696                31-1401455
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


          703 CURTIS STREET
          MIDDLETOWN, OHIO                                        45043-0001
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code  (513) 425-5000



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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NY2:\813676\01\HF%401!.DOC\38055.0020
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ITEM       1. NOT APPLICABLE.

ITEM       2. ACQUISITION OR DISPOSITION OF ASSETS.

           On September 30, 1999, AK Steel Holding Corporation, a Delaware corporation ("AK Holding"), completed its acquisition of Armco Inc., an Ohio corporation ("Armco"). The acquisition was effected by the merger (the "Merger") of Armco with and into AK Steel Corporation, a Delaware corporation and wholly-owned subsidiary of AK Holding, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 20, 1999, among Armco, AK Holding and AK Steel. As a result of the Merger, all of the assets of Armco are now owned and operated by AK Steel.

           Prior to the Merger, Armco's assets were used primarily in the business of producing stainless and electrical steels, and hot-dipped galvanized carbon steel products, as well as a wide range of steel pipe and tubular products. Armco also owned Douglas Dynamics, L.L.C., the largest North American manufacturer of snowplows for four-wheel drive light trucks. In addition, Armco owned Greens Port Industrial Park on the Houston Ship Channel, which leases land, buildings and rail car storage facilities to third parties and operates a deep water loading dock on the channel. AK Holding intends to continue such businesses.

           Pursuant to the terms of the Merger Agreement, each issued and outstanding share of common stock, par value $.01 per share, of Armco ("Armco Common Stock") was converted into the right to receive .3829 shares of common stock, par value $0.01 per share, of AK Holding ("AK Holding Common Stock"). AK Holding will issue approximately 41,607,000 shares of AK Holding Common Stock in exchange for the shares of Armco Common Stock. In addition, each option to purchase Armco Common Stock outstanding under Armco's stock option plans was converted into an option to purchase the number of shares of AK Holding Common Stock equal to the number of shares of Armco Common Stock subject to such option multiplied by the exchange ratio for the Merger, and the associated exercise price was adjusted accordingly, subject to additional adjustments relating to the change of control provisions in certain of the Armco stock option plans.

           All information concerning the Merger and the operation of the combined businesses of AK Steel and Armco after the Merger that was filed with the Securities and Exchange Commission (the "SEC") pursuant to Rule 424(b) under the Securities Act of 1933, as part of AK Holding's Joint Proxy Statement/Prospectus, dated August 27, 1999, as supplemented by the Supplement to Joint Proxy Statement/Prospectus, dated September 22, 1999 (as so supplemented, the "AK Steel/Armco Merger Proxy/Prospectus"), is incorporated herein by reference.

ITEM 3-6.  NOT APPLICABLE.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

           (a)        Financial Statements of Businesses Acquired.


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           The consolidated audited balance sheets of Armco as of December 31,
1997 and 1998 and the consolidated statements of income, comprehensive income and cash flows of Armco for the fiscal years ended December 31, 1996, 1997 and 1998 have been filed with the SEC as part of Armco's Annual Report on Form 10-K (File No. 1-873-2) for the fiscal year ended December 31, 1998, and are incorporated herein by reference.

           The unaudited consolidated balance sheet of Armco as of June 30, 1999 and the unaudited consolidated statements of income and accumulated deficit and cash flows of Armco for the six months ended June 30, 1998 and 1999 have been filed with the SEC as part of Armco's Quarterly Report on Form 10-Q (File No. 1-873-2) for the fiscal quarter ended June 30, 1999, and are incorporated herein by reference.

           (b)       Pro Forma Financial Information.

           The unaudited pro forma combined condensed statements of continuing operations of AK Holding and Armco for the years ended December 31, 1996, 1997 and 1998, and the six months ended June 30, 1998 and 1999 and the unaudited pro forma combined condensed balance sheet of AK Holding and Armco at June 30, 1999 have been filed with the SEC as part of Amendment No. 3 to AK Holding's Registration Statement on Form S-4 (Registration No. 333-82035), and are incorporated herein by reference.

           (c)        Exhibits.

*  2.1              Agreement and Plan of Merger, dated as of May 20, 1999,
                    among Armco, AK Steel Holding Corporation and AK Steel
                    Corporation.

*  23.1             Consent of Deloitte and Touche LLP.

*  99.1             Press Release of the Registrant, dated September 30, 1999.

   99.2 Consolidated audited balance sheets of Armco as of December 31, 1997 and 1998 and consolidated statements of income, comprehensive income and cash flows of Armco for the fiscal years ended December 31, 1996, 1997 and 1998 (incorporated herein by reference to Armco's Annual Report on Form 10-K (File No. 1-873-2) for the fiscal year ended December 31,
                    1998).

   99.3             Unaudited consolidated balance sheet of Armco as of June
                    30, 1999 and unaudited consolidated statements of income and accumulated deficit and cash flows of Armco for the six months ended June 30, 1998 and 1999 (incorporated herein by reference to Armco's Quarterly Report on Form 10-Q (File No. 1-873-2) for the fiscal quarter ended June 30, 1999).

   99.4 Unaudited pro forma combined condensed statements of continuing operations of AK Holding and Armco for the years ended December 31, 1996, 1997 and 1998, and the six months ended June 30, 1998 and 1999 and the unaudited pro forma combined condensed balance sheet of AK Holding and Armco as of June 30, 1999 (incorporated herein by reference to the AK Steel/Armco Merger Proxy/Prospectus).


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* Filed herewith.

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                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.



                                          AK STEEL HOLDING CORPORATION

Dated:  October 1, 1999                By: /s/ John G. Hritz
                                              ---------------------------------
                                              Name: John G. Hritz
                                              Title: Executive Vice President












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                                  EXHIBIT INDEX
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EXHIBIT
-------

*  2.1              Agreement and Plan of Merger, dated as of May 20, 1999,
                    among Armco, AK Steel Holding Corporation and AK Steel
                    Corporation.

*  23.1             Consent of Deloitte and Touche LLP.

*  99.1             Press Release of the Registrant, dated September 30, 1999.

   99.2 Consolidated audited balance sheets of Armco as of December 31, 1997 and 1998 and consolidated statements of income, comprehensive income and cash flows of Armco for the fiscal years ended December 31, 1996, 1997 and 1998 (incorporated herein by reference to Armco's Annual Report on Form 10-K (File No. 1-873-2) for the fiscal year ended December 31,
                    1998).

   99.3             Unaudited consolidated balance sheet of Armco as of June
                    30, 1999 and unaudited consolidated statements of income and accumulated deficit and cash flows of Armco for the six months ended June 30, 1998 and 1999 (incorporated herein by reference to Armco's Quarterly Report on Form 10-Q (File No. 1-873-2) for the fiscal quarter ended June 30, 1999).

   99.4 Unaudited pro forma combined condensed statements of continuing operations of AK Holding and Armco for the years ended December 31, 1996, 1997 and 1998, and the six months ended June 30, 1998 and 1999 and the unaudited pro forma combined condensed balance sheet of AK Holding and Armco as of June 30, 1999 (incorporated herein by reference to the AK Steel/Armco Merger Proxy/Prospectus).


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* Filed herewith.



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